SCUDDER
                                                                 INVESTMENTS(SM)
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Scudder Technology Fund

Class AARP and Class S Shares

Supplement to Prospectus
Dated October 1, 2000


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On or about December 29, 2000, the fund will
change its name from "Scudder Technology
Fund" to "Scudder Technology Innovation
Fund."




December 21, 2000